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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 12, 1995
                                                -----------------------------


                         SUBURBAN BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


    Delaware                     0-16595              54-1319411
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(State or other juris-         (Commission        (IRS Employer
 diction of incorporation)      File Number)       Identification No.)


7505 Greenway Center Drive, Greenbelt, Maryland               20770
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(Address of principal executive offices)                    (ZIP Code)


Registrant's telephone number, including area code    (301) 474-6694
                                                  ---------------------------

                             Not Applicable
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         (Former name or former address, if changed since last report)





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                           CURRENT REPORT ON FORM 8K

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


         On May 12, 1995, Suburban Bancshares, Inc. completed the disposition of most of the assets and all of the liabilities of its subsidiary, Suburban Bank of Virginia, N.A. ("Suburban") to Tysons Financial Corporation and its subsidiary, Tysons National Bank ("Tysons") in McLean, Virginia.

         Assets transferred to Tysons include all cash and cash equivalents, investments, loans (excluding nonperforming and other loans totalling $3.1 million) and interest receivable associated with those loans, and fixed assets in one of Suburban's two branches. Liabilities assumed by Tysons include all deposit accounts, securities sold under agreements to repurchase, and interest payable associated with those liabilities.

         At closing, Suburban paid Tysons $752,000 in cash, representing (1) the amount by which the liabilities transferred exceeded the assets transferred, less (2) the $1 million premium Tysons had agreed to pay Suburban for the assets acquired.

         No relationship between the parties existed prior to and none will exist after the completion of the transaction.





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ITEM 7.  PRO FORMA FINANCIAL INFORMATION

         The following financial pro forma information reflects the balance sheet and the income statement for Suburban Bancshares, Inc. as of March 31, 1995, adjusted for the transaction completed on May 12, 1995, disposing of the assets and liabilities of Suburban Bank of Virginia, N.A.

 BALANCE SHEET                                    Suburban Bancshares,       less    Disposition        =     Pro Forma
                                                  Inc. at 3/31/95

 Cash & due from                                           $ 8,906                    $ 2,099                  $ 6,807
 Investment securities                                      22,249                      1,658                   20,591
 Fed funds sold                                              9,925                      2,290                    7,635
 Loans (gross)                                              69,051                     12,964                   56,087
  Allowance for loan losses                                 (2,213)                         -                   (2,213)
 Loans (net)                                                66,838                     12,964                   53,874
 Other real estate owned                                     2,248                          -                    2,248
 Premises & Equipment, net                                   1,109                         44                    1,065
 Other assets                                                1,486                         89                    1,397

 TOTAL ASSETS                                             $112,761                    $19,144                  $93,617

 Deposits                                                 $102,565                    $19,494                  $83,071
 Securities sold under
  agreements to repurchase                                     622                        622                        -
 Other liabilities                                             541                         28                      513
  Total liabilities                                        103,728                     20,144                   83,584

 Shareholders' equity                                        9,033                     (1,000)                  10,033

 TOTAL LIABILITIES & EQUITY                               $112,761                    $19,144                  $93,617




 INCOME STATEMENT                                 Suburban Bancshares,       less    Disposition        =     Pro Forma
                                                  Inc.
 three months ended                               3/31/95
 Interest income                                             2,099                        423                    1,676

 Interest expense                                              737                        200                      537

 Net interest income                                         1,362                        223                    1,139
 Provision for loan losses                                      45                          -                       45
 Net interest income after
  provision                                                  1,317                        223                    1,094

 Noninterest income                                            166                         31                      135

 Noninterest expenses                                        1,315                        375                      940

 Net income before taxes                                       168                       (121)                     289
 Income tax expense
  (benefit)                                                      -                          -                        -

 NET INCOME                                                    168                       (121)                     289





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ITEM 7.  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS (CONTINUED)

         Exhibits to this Current Report on Form 8K include the following:

                 EXHIBIT 2 -      Purchase and Assumption Agreement dated
                                  February 2, 1995, between Tysons National
                                  Bank and Suburban Bank of Virginia, N.A. and
                                  Joined in by Tysons Financial Corporation and
                                  Suburban Bancshares, Inc.





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   Suburban Bancshares, Inc.




Date   May 25, 1995                                Sibyl S. Malatras
       ------------                                -----------------
                                                   Sibyl S. Malatras
                                                   Senior Vice President





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